Exhibit 10.8

AGREEMENT FOR GUARANTEE MAXIMUM PRICE

CONSTRUCTION SERVICES

CHANGE ORDER

30 November 2004

Project: Wynn Las Vegas	Change Order No.: 6

“Contractor”: MARNELL CORRAO ASSOCIATES, INC. 222 Via Marnell Way Las Vegas, Nevada 89119	“Owner”: WYNN LAS VEGAS, LLC 3145 Las Vegas Boulevard So. Las Vegas, Nevada 89109

That certain Agreement for Guaranteed Maximum Price Construction Services between Owner and Contractor for Wynn Las Vegas (“Project”) dated as of June 4, 2002 (“Contract”) is hereby modified as follows:

1.	SCOPE OF WORK

The Scope of Work is changed as follows:

A.	Highrise Revisions

1.	Exit Sign Millwork Trim

Provide millwork trim at corridor exit signs. All work shall be completed in accordance with Butler Ashworth NOC HRID013 dated 1 April 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70102-52 dated 15 October 2004, $27,147.

2.	Relocate IR Device

Relocate IR Device that monitors the suite / typical corridor separation door in accordance with Butler Ashworth NOC HR034 dated 23 April 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70102-49 dated 12 October 2004, $11,423.

3.	Salon Suite Television Bracket Modification

Modify salon suite television brackets at window wall per WDD field direction and mock-up room installations.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70102-47 dated 11 October 2004, $33,660.

4.	Elevator Lobby Call Button Trim

Provide millwork trim at elevator lobby call buttons at Casino, Spa, and 60th floor levels due to conflict with elevator guideway support steel. All work to be done in accordance with Butler Ashworth NOC HR-ID022 dated 13 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70102-51 dated 21 October 2004, $5,744.

5.	Salon Suite Lighting Revisions

Provide Salon Suite added bath vanity light box fixtures per Wynn Design & Development field directive of 27 August 2004 and Facsimile Notice to Proceed dated 30 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70102-42 dated 27 September 2004, $66,267.

6.	Modify Owner Light Fixtures

Provide all work necessary to re-drill LF107, LF109, LF110, LF111 and LF112 including necessary re-mobilization costs for lower floors as directed by WDD Purchasing correspondence dated 17 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70102-40 dated 27 September 2004, $47,825.

7.	Door Stops and Bumpers

Provide new cylindrical doorstops and casing bumpers at Salon and Executive Suites. All work to be done in accordance with Butler Ashworth NOC HR–ID024 dated 10 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70102-36 dated 10 September 2004, $28,702.

B.	Lowrise Masterplan

1.	Future Retail Area Fire Protection

Provide sprinkler protection for the shell space located in the parking structure that is suitable to support the build-out of this area into future retail. System shall be served by the Lowrise Fire Protection system as directed by Butler Ashworth RFI #011.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 702-05 dated 15 October 2004, $28,537.

2.	Villa #3 Pre-Action System

Provide double interlock pre-action system for Villa #3 in lieu of a standard wet pipe sprinkler system as directed by WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 702-06 dated 15 October 2004, $16,019.

3.	Lobby Atrium Misting

Provide misting system for Main Atrium Lobby Garden to protect treetops from excessive heat gain under the skylight roof. The intent of this misting addition is to protect the treetops and MCA’s subcontractor for this workscope is to design a system suitable for the intended purpose. Butler Ashworth to approve final design.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 702-09 dated 15 October 2004, $98,430.

4.	Light Booth Pre-Action Systems

Provide pre-action fire protection systems in lieu of a standard wet pipe fire sprinklers for the Lake Feature light booths per WDD field direction.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 702-11 dated 15 November 2004, $24,016.

5.	Umbrella Misting

Provide additional misting requirements to integrate misting with outdoor umbrella and heater stands throughout the Lowrise area. All work to be done in accordance with WDD revised Umbrella & Heater Pole Matrix issued on 6 October 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 702-10 dated 22 October 2004, $21,843.

6.	Skylight Revisions

Provide South Porte Cochère No. 3-4 in accordance with revised design documents and modify STS Entry Skylight in accordance with approved shop drawings prepared by Butler Ashworth.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70202-13 dated 29 November 2004, $108,749.

C.	Lowrise Area 1

1.	Trane Chiller Interface

Provide integration controls for the Trane Chillers and Yamas energy management system to allow two-way communication. Reference WDD Notice to proceed dated 25 October 2003

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 702-01 dated 15 October 2004, $77,405.

2.	Central Plant Valve Proofing

Provide additional 16” control valve and 16 each valve end switch monitoring per Wynn Las Vegas Engineering’s request dated 11 May 2004 and WDD’s Change Directive dated 26 October 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 702-02 dated 15 October 2004, $31,407.

3.	Added Flow Meter at Domestic Water Line

Install flow meter and pressure taps at Domestic Water line as requested by Wynn Las Vegas Engineering. Reference Von Rasmussen letter dated 23 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 702-03 dated 15 October 2004, as approved by WDD on 26 October 2004 for a total value of $13,273.

4.	Lobster Tank & Equipment

Provide Lobster Tanks and Equipment in accordance with operations criteria and Acrylic Tank Manufacturing’s proposal.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-07 dated 22 October 2004, $113,764.

5.	Added Gas Flow Meters at Central Plant

Provide gas flow meters for the seven (7) boilers located in the Central Plant as a requirement of the Authority to Construct permit issued by the Clark County Department of Air Quality.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 702-08 dated 15 October 2004, $15,560.

6.	Area 1 Drain Pans and Mechanical System Revisions

Provide Drain Pans over AV storage and temporary hot and tempered water loops to allow for cleaning of the mechanical piping in support of the Highrise and Aqua Theater mechanical system start-up.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-01 dated 22 October 2004 as modified and agreed upon, $22,801.

7.	LX-750 Neon Covers

Provide Lexan covers at neon coves in the Convention Promenade due to code concerns attributed to neon accessibility. Lexan cover added at all locations for color consistency, based on RFI No 732 dated 2 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-03 dated 22 October 2004, $31,052.

8.	Smoke Guard Door Addition

Provide Smoke Guard Doors at elevators K12, K13 and K14 at the basement and casino levels in response to Clark County Building Department correction notice. All work shall be completed per Butler Ashworth Notice of Clarification dated 14 October 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-05 dated 22 October 2004, $68,308.

9.	Area 1 McKeon Door Addition

Provide McKeon doors at Area 1 in response to Clark County Building Department Notice of Violation. All work to be completed per Butler Ashworth’s (Glen Ashworth) field direction and clarification.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-08 dated 24 November 2004, $96,457.

10.	Re-paint Convention and Meeting Facility

Re-paint Grand and Junior Ballrooms in Area 1 as per MCA cost estimate dated 7 July 2004 and the Promenade and Meeting Rooms in Area 1 as per the MCA cost estimate dated 21 July 2004. This work was approved in accordance with WDD NOC Nos. LR-702-025, 026, 030 and 033 dated 6 July and 9 July 2004 and WDD Change Directive dated 4 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request’s No. dated 7 July 2004 and 21 July 2004 respectively, $202,982.

11.	Canine Facility

Construction of the new Canine Facility in accordance with revised Butler Ashworth drawings dated 28 June 2004 and 28 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-02 dated 4 August 2004, $374,212.

12.	Canine Facility Addition

Construction of four (4) additional kennels in the new Canine Facility in accordance with WDD sketches dated 7 September 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 711-02a dated 7 September 2004, $42,261.

13.	Canine Facility Fencing

Provide Canine Facility Fencing, Screening and Accessories in accordance with WDD revised drawings 20 September 2004 and upon assignment to MCA of this procurement by WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71102-12 dated 30 November 2004, $21,079.

D.	Lowrise – Area 2

1.	Spa Equipment Allowance Confirmation

Confirmation of Spa Equipment allowance to reflect actual bid cost pursuant to Article 3 of the Agreement.

Increase to Guaranteed Maximum Price. Total increase per MCA Allowance Confirmation Change Proposal Request No. 72102-CP11 dated 25 October 2004, $107,839.

2.	Wedding Chapel Insulation Addition

Provide additional R-19 insulation above Wedding Chapel Ceiling to mitigate adjacent equipment room noise transfer. Reference Butler Ashworth fax correspondence dated 28 September 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP14 dated 3 November 2004, $2,908.

3.	Smoke Management Revisions

Provide additional smoke removal ductwork and fans in accordance with revised smoke control drawings and accompanying mechanical revisions.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request dated 1 July 2004, $368,147.

4.	Casino Host Lounge Revisions

Revise Casino Host Lounge at Cashier Cage in accordance with 8/18/04 Architectural and Electrical drawings issued by Butler Ashworth NOC LR-206-081.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP16R dated 29 November 2004, $91,945.

5.	Casino Soffit Moulding Revision

Modify Crown Moulding at Casino Soffit due to conflicts with air diffuser. Reference Response to Raymond 4/19/04 RFI authorized by Nita Green 4/29/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP19 dated 16 November 2004, $6,019.

6.	STS Entry Façade Modification

Add sculpture niche with cast frame and gold leafing at STS entry per revised ID drawings dated 2/2/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP20 dated 16 November 2004, $8,165.

7.	CO2 Lines to Pool Equipment Rooms

Furnish and install CO2 lines to the Pool Equipment Rooms in accordance with drawings prepared by Wynn Las Vegas Engineering dated 21 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP7 dated 23 September 2004, $91,790.

8.	LaMer

Revise Spa and Salon swing facial and massage rooms in accordance with LaMer drawings dated 11 February 2004 and 6 November 2003.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP1 dated 10 June 2004, $45,925.

9.	Added Cameras in Casino

Furnish and install additional surveillance cameras in the casino ceiling in accordance with M. Malia drawing dated 16 August 2004 and Casino Interior Drawing received 16 September 2004 per Operations request.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP6 dated 23 September 2004, $102,308.

10.	Beauty Salon Dispensary Finish Changes

Revise finishes at Beauty Salon Dispensary to support conversion of BOH space to public as directed by WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP3 dated 6 July 2004, $2,549.

11.	Race and Sports Book Counter Modifications

Modify Race and Sports Book counter to accommodate revised equipment specifications provided by operations.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP4 dated 17 June 2004, $3,303.

12.	Spa & Salon Tanning Booth

Provide all support work necessary to convert one spa treatment room into a spray tanning station as directed by owner

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP21 dated 30 November 2004, $15,612.

13.	Casino Pit Canopy Televisions

Provide all remedial work necessary to add plasma television displays at Casino Pit Canopies 7 and 8 per WDD direction.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP22 dated 30 November 2004, $20,358.

14.	Casino Video Signage

Provide all infrastructure work necessary to support 50” plasma display video signage in lieu of originally designed directional sign. Reference Butler Ashworth NOC LR-2-228 dated 9 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP23 dated 30 November 2004, $2,629.

15.	Pen and Sunglass Store

Provide all work necessary to revise the originally specified Cigar Store to a Pen and Sunglass Store (W.Ink). All work shall be done in accordance with revised Architectural and Interior Design drawings dated 12 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71202-CP13R dated 29 November 2004, $242,780.

E.	Lowrise – Area 3

1.	Graff Façade Structural Support

Provide additional structural steel support in accordance with Butler Ashworth NOC #LR3-163 inclusive of Smith Architectural Group drawings dated 14 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-01 dated 26 October 2004, $52,497.

2.	Taxi Tunnel Lighting Addition

Provide revised lighting at Taxi Tunnel to support addition of photomural. Reference Butler Ashworth NOC LR3-175 dated 7/22/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-02 dated 26 October 2004, $54,899.

3.	Japanese Flooring Mock-up

Provide wood and stone flooring mock-up for Japanese restaurant in support of design concept approval as directed by WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-03 dated 26 October 2004, $6,468.

4.	Executive Office Revisions

Revise Executive Office area in accordance with WDD narrative dated 9/2/04 and revised floor plans issued by Butler Ashworth on 9/9/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-05 dated 27 October 2004, $65,714.

5.	North Porte Cochere Design Revision

Complete all work necessary to incorporate the revised North Porte Cochere design into the work including demolition of the existing concrete columns. All work to be completed per revised design drawings issued by Butler Ashworth.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-04 dated 11 November 2004, $114,837.

6.	Art Gallery Revisions

Revise Art Gallery interior design to provide niche displays per Owner direction. Reference revised interior design drawings dated 6/28/04 and 8/2/04 and electrical drawings dated 11/8/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-12 dated 19 November 2004, $169,810.

7.	Rolex Clock Addition

Provide electrical service and backing to accommodate Rolex clock addition at retail façade in accordance with revised architectural drawings dated 8/23/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 71302-13 dated 19 November 2004, $1,910.

F.	Lowrise – Area 4

1.	Ferrari Vehicle Turntables

Furnish and install five (5) vehicle turntables for the Ferrari Showroom on a design build basis. Turntables are required to present cars in a theatrical manner. Integration with lighting system is included. All work to be provided in accordance with Butler Ashworth design specification dated 7/28/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71402-01 dated 25 October 2004, $319,575.

2.	Golf Cart Storage/Maintenance Office Conversion

Provide all work related to the conversion of the former Golf Cart Maintenance Facility located in Area r to support offices for the hotel. New office area is approximately 7,746 sf. Golf Cart Storage and Parking is now provided as part of the Fairway Villa Expansion.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71402-02 dated 28 October 2004, $478,404.

3.	Rolex Clock Façade Addition

Provide electrical service and backing to accommodate Rolex clock addition at Golf Course clubhouse façade. All work to be provided in accordance with Butler Ashworth NO LR-4-077 dated 13 September 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71402-08 dated 29 November 2004, $1,673.

G.	Pool Area

1.	Pool Coping Material

Provide Pre-Cast Pool Coping in lieu of the specified stone coping for all Lowrise Pools and Spas. Revision made to support project schedule as directed by WDD.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71502-01 dated 25 October 2004, $74,928.

2.	Landscape Lighting

Provide the Landscape Lighting revisions for Pool Area based upon WDD Option #2 on Revised Landscape Lighting Drawings dated 21 January 2004 and Lifescapes’ drawings dated 5 November 2003. Cost is for the difference between the original budgeted amount for Landscape Lighting in the Pool Area and the revised WDD Lighting Drawings.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71502-02 dated 15 November 2004, $996,970.

H.	Villas

1.	Millwork Revisions

Provide various millwork revisions (faux finishing, corridor pilasters, his & her bath light valances, recessed TV boxes, credit for stairwell SF-3000 finish, deco pulls and salon TV boxes). All work shall be completed in accordance with Butler Ashworth drawings dated 28 June 2004 and marked up Powell Cabinet Co. show drawings.

Increase to Guaranteed Maximum Price. Total increase per revised MCA Change Order Request No. 708-02 dated 11 October 2004, $233,450.

2.	Light Fixture and Dimming Revisions

Provide light fixture and dimming revisions. All work shall be completed in accordance with Butler Ashworth revised electrical drawings dated 28 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70802-01 dated 15 November 2004, $343,068.

3.	Interior Framing and Finish Revisions

Provide interior framing and finish revisions. All work shall be completed in accordance with Butler Ashworth NOC Nos. ID-VO15, ID-VO42, SK-V2A, SK-V3A, LR-2-17 and LR-2-199.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70802-03 dated 15 November 2004, $78,226.

4.	Isolation Valves for Villa Pools

Provide and install seventy-eight (78) isolation valves on the Villa Pools and Spas water fill, skimmer, intake and booster pump lines. All work shall be in accordance with Hansen Mechanical Contractors’ proposal dated 17 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70802-PCP01 dated 22 July 2004, $45,293.

5.	Villa #3 Remodel Modifications

Provide interior finish revisions in accordance with various WDD Revisions and NOC’s, through Revised Drawings dated 15 November 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70802-04 dated 30 November 2004, $396,120.

I.	Fairway Villas

1.	1” Half Round Trim at Showers

Provide additional 1” half round trim moulding at shower grout wall covering juncture. All work shall be completed in accordance with Butler Ashworth NOC FV ID.31 dated 28 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70902-03 dated 8 November 2004, $2,820.

2.	Ceiling Access Panels and Painting

Provide modifications to the ceiling access panels and additional painting. All work shall be completed in accordance with Butler Ashworth NOC FV ID.06R1 and R2 and NOC FVID.31.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70902-04 dated 8 November 2004, $10,344.

3.	HVAC Grilles

Provide modifications to the HVAC grilles and additional grilles in the corridors. All work shall be completed in accordance with Butler Ashworth drawings dated 3 May 2004 and 7 June 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70902-07 dated 15 November 2004, $9,084.

4.	Vacuum Port Addition

Provide additional vacuum ports at in-ground pools for Fairway Villas and Fairway Villas Expansion. All work shall be completed in accordance with STO Sketches dated 8 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request dated 12 July 2004, $15,046.

K.	Fairway Villa Expansion

1.	Elevator Opening Addition

Provide all work related to the construction of additional elevator opening at the Casino Level to Elevation FV3 to accommodate future VIP elevator. All work to be completed in accordance with additional doorway shown on Butler Ashworth revised drawings dated 27 September 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71002-01 dated 27 October 2004, $10,119.

2.	1” Half Round Trim at Showers

Provide additional 1” half round trim moulding at shower grout wall covering juncture. All work shall be completed in accordance with Butler Ashworth NOC FV ID.31 dated 28 July 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 71002-04 dated 8 November 2004, $2,820.

L.	Site Improvements

1.	Entry Arch Features

Provide all work related to the addition of the decorative entry arch features at the main and south entries in accordance with revised design documents issued by Butler Ashworth.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 70602-01 dated 22 October 2004 as modified and agreed upon reference WDD letter dated 29 November 2004, $659,153.

2.	Golf Course Access Road Improvements

Provide all work related to the construction of the golf course access road per current design, which runs parallel to Sands Avenue east of the Koval entry. All work to be completed in accordance with Butler Ashworth design documents.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-02 dated 22 October 2004 as modified and agreed upon by WDD/MCA, $103,495.

3.	Non Potable Water Well Connection

Provide all work to construct the water distribution vault hook-up and the non-potable water loop vault in accordance with the Golf Course Water Feature drawings and Carter Burgess civil drawing NOS.C4.03 and C4.05.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-03 dated 22 October 2004, $224,519.

4.	Site Wall Revisions

Provide all work related to the revision and upgrade of the site walls and added lighting in accordance with drawings issued by Butler-Ashworth and the approved mock up panels on site.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-04 dated 22 October 2004, $456,709.

5.	Shuttle Road and Golf Maintenance Utility Service

Provide all work related to the addition of utility services to the Golf Course Buildings (high and low voltage) in accordance with Golf Shuttle Road drawings (GSR 1.00, 2.00 & 5.00) dated 2 September 2003.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-05 dated 22 October 2004, $702,611.

6.	Site and Landscape Lighting

Increase contract scope to include all work associated with the site and landscape lighting as depicted by the contract documents issued through the date of this Change Order. This Change Order reconciles required Workscope with the values contained in the current Guaranteed Maximum Price Breakdown.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-08 dated 12 November 2004, $2,282,574.

7.	Demo Wynn Collection Marquee

Provide all work related to the demolition of the Wynn Collection Marquee in accordance with budget allowance for this work included in the Exhibit F.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-10 dated 12 November 2004, $74,869.

8.	Site Utility Revisions

Provide all work related to the revisions of the various underground utilities in accordance with Drawing Revisions date 18 May 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-11 dated 17 November 2004, $82,401.

9.	Site Utility Revisions

Provide all work related to the revisions of the various underground utilities in accordance with Drawing Revisions date 23 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70602-13 dated 17 November 2004, $271,481.

10.	Pedestrian Bridge Camera Addition

Provide all work related to the addition of Conduits for Security Cameras on the Pedestrian Bridges in accordance with NOC LR 3ATC1.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70702-04 dated 25 October 2004, $13,314.

11.	Entertainment Marquee Utility Service

Provide the electrical distribution and gear for the Entertainment Marquee Sign per WDD electrical drawings dated 9/14/04..

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 706-02 dated 22 October 2004, $97,262.

12.	Underground Sewer Revision

The installation of the underground sewer for Showroom Expansion in accordance with WDD letter dated August 19, 2004 – Option B.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70502-01 dated 12 November 2004, $99,276.

M.	Lake Mountain Feature

1.	Fertigation Room Exhaust

Provide all work related to the addition of exhaust fan, ductwork and louver to exhaust fertigation room in accordance with Butler Ashworth NOC LR-3A-076.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70702-01 dated 22 October 2004, $11,886.

2.	Piping Expansion Joints

Provide all work for the addition of Expansion Joints for Piping in the Mountain in accordance with specifications issued by JBA dated 1 November 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70702-02 dated 25 October 2004, $64,246.

3.	Dimming System Controls

Provide all work related to the revised / added Dimming System Controls in accordance with PRG drawings dated 13 August 2004.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70702-03 dated 23 November 2004, $74,620.

4.	Main Lake Rockwork Revisions

Provide all work related to the revisions to the rockwork at the Main Lake perimeter in accordance with the verbal directions from WDD and Michael Cooper.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Order Request No. 70702-05 dated 17 November 2004, $16,896.

N.	Recovery Plan Overtime

1.	Recovery Plan Overtime

Increase the Guaranteed Maximum Price to reflect Owner’s acceptance of Marnell Corrao’s Recovery Plan Overtime premium costs. Said Recovery Plan includes all Work necessary to mitigate the impact of late and /or incomplete design documents referenced in Marnell Corrao’s monthly reports issued through the date of this Change Order. By execution of this change order which incorporates Marnell Corrao’s detailed schedule dated 23 November 2004, which supports the Contract Completion Date of 27 April 2005, Marnell Corrao acknowledges and accepts that the following overtime premium costs represent full and final settlement of all Work related to this claim for delay.

Recovery Plan Overtime shall be established as a new line item within Marnell Corrao’s anticipated cost report. Marnell Corrao shall be entitled to allocate overtime premium costs associated with the implementation of this recovery plan against the “Recovery Plan Overtime” line item. Each allocation of the Recovery Plan Overtime by Marnell Corrao shall be reflected (with a narrative explanation) on the respective application for progress payment for the period during which contractor makes such allocation and application. Any portion of the Recovery Plan Overtime remaining unallocated at final completion shall be a credit and reduce the Guaranteed Maximum Price.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 700002-01 dated 29 November 2004, $10,000,000.

O.	Encore

1.	Fire Sprinkler System

Provide all work required to facilitate the connection of the Wynn Las Vegas Fire Protection System to the planned Encore Expansion. Work includes connections for both High Pressure and Low Pressure supply mains.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 702-04 dated 15 October 2004, $40,375.

2.	BOH Corridor Connection

Modify existing Back of House Corridor and Office areas in Wynn Las Vegas Area 4 adjacent to the Aqua Theatre to accommodate future BOH service corridor connections to the planned Encore Expansion.

Increase to Guaranteed Maximum Price. Total increase per MCA preliminary estimate dated 11 February 2004, $38,174.

3.	Fire Command Center Expansion

Expand existing Fire Command Center located in Wynn Las Vegas Lowrise Area 1 to accommodate the planned Encore Expansion. Expansion of Fire Command Center shall include all provisions necessary to facilitate common supervision and monitoring of the life safety systems for both properties.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request dated 26 July 2004, $324,015.

4.	New Employee Entrance

Provide all Work necessary to modify the existing Lowrise Area 1 Warehouse area to accommodate the new Employee Entry located on the east side of the building per Butler Ashworth design drawings dated 28 June 2004 and 2 August 2004. Provide upgraded interior finish out at new Employee Entry area in Warehouse in accordance with revised Interior Design drawings dated 9/30/04.

Increase to Guaranteed Maximum Price. . Total increase per MCA Budget Estimate dated 30 August 2004 and Change Proposal Request No.CP-711-04 dated 22 October 2004 respectively, $446,469.

5.	Building Service (MP&E)

Provide all necessary Mechanical and Electrical system modifications necessary to support the Encore related project additions. MP&E modifications to be performed in accordance with revised design documents issued by Butler Ashworth dated 3/1/04, 4/5/04,5/01/04 and 6/28/04.

Increase to Guaranteed Maximum Price. Total increase per MCA Change Proposal Request No. 714-02 dated 17 November 2004, $2,898,313.

Total Scope of Work Change Order No. 6 amount	$25,207,933

A. INCREASE TO GUARANTEED MAXIMUM PRICE.

The Guaranteed Maximum Price set forth in Section 3.1 of the Contract is by this Change Order hereby increased from $1,037,476,524 to $1,062,684,457, based on the Changes described in Paragraph 1 above. The detailed breakdown of the foregoing increase is contained in the Revised Contractors Work and Guaranteed Maximum Price Breakdown labeled as Revised Exhibit F and dated 30 November 2004, and attached to this Change Order. Accordingly, the original Guaranteed Maximum Price Breakdown attached as Exhibit F to the Contract is hereby deleted and substituted therefore is the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto. From and after the date of this Change Order, all references in the Contract Documents to the “Guaranteed Maximum Price Breakdown” attached as Exhibit F to the Contract, shall mean and refer to the Revised Contractors Work and Guaranteed Maximum Price Breakdown attached hereto as Revised Exhibit F. From and after the date of this Change Order, any and all references in the Contract Documents to the “Guaranteed Maximum Price” shall mean the amount of $1,062,684,457.

B. PROJECT SCHEDULE

The current Project Schedule for the base contract scope dated 31 August 2003 and attached as Exhibit B to the Contract is hereby deleted and substituted therefore is the Revised Project Schedule dated 30 November 2004 (Schedule Update #25) and attached to this Change Order and labeled Revised Exhibit B. From and after the date of this Change Order, all references in the Contract Documents to the term “Project Schedule”, shall mean and refer to the Revised Project Schedule dated 30 November 2004. The Contract Time of 910 calendar days from Date of Commencement, and the Guaranteed Date of Substantial Completion, as defined in Section 4.1 of the Contract, remain unchanged by this Change Order.

As previously incorporated into the Agreement via Change Order No. 4, the scheduled Completion Date for the Showroom Addition (Showroom #1) extends beyond the base contract scope. The Guaranteed Date of Substantial Completion for the Showroom addition is 26 August 2005.

All initial capitalized terms used in this Change Order shall have the meaning ascribed to them in the Contract, unless otherwise defined herein. This Change Order is effective as of 30 November 2004.

OWNER:		CONTRACTOR:

WYNN LAS VEGAS, LLC, a Nevada limited liability company,		MARNELL CORRAO ASSOCIATES, INC., a Nevada corporation

By:	/s/ Todd Nisbet	By:	/s/ Perry Eiman
Name:	Todd Nisbet	Name:	Perry Eiman
Title:	Assistant Secretary	Its:	President

ARCHITECT:

BUTLER/ASHWORTH ARCHITECTS, LLC

		By:	/s/ Glen Ashworth
		Name:	Glen Ashworth
		Its:	Vice President and Secretary